SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A
              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              OBN HOLDINGS, INC.
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           (Exact name of registrant as specified on its charter)

         NEVADA                                            81-0592921
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     (State or jurisdiction of                        (I.R.S. Employer
        incorporation or                               Identification No.)
	organization)


8275 South Eastern Ave., Suite 200; Las Vegas, Nevada                 89123
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(Address of principal executive offices)                           (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. | |

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X |

Securities Act registration statement file number to which this form relates: __________ (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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                                (Title of Class)

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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


Title of each class                       Name of each exchange on which
To be so registered                       Each class is to be registered
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Common Stock                              The Over the Counter Bulletin Board
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

      The class of securities to be registered hereby is the Common Stock, $.001 par value per share (the "Common Stock") of OBN Holdings, Inc., a Nevada corporation.

      For a description of the Common Stock, reference is made to the Prospectus dated June 15, 2004 contained in the Registration Statement on Form SB-2 of OBN Holdings, Inc. (Registration No. 333-116514), which description is incorporated herein by reference.

Item 2. Exhibits.

1.	Articles of Incorporation of OBN Holdings, Inc (Incorporated
herein by reference to Exhibit 3.1 to the Form SB-2 of OBN
Holdings, Inc. (Registration No. 333-108300),
2.	Bylaws of OBN Holdings (Incorporated herein by reference to
Exhibit 3.2 to the Form SB-2 of OBN Holdings, Inc. (Registration
No. 333-81246),



SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

      Date:  November 10, 2004


      OBN HOLDINGS, INC.

      By:   /s/ ROGER NEAL SMITH
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		Roger Neal Smith
		President, Principal Executive
                Officer and Director





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